                                                Alco Standard Corporation
                                                Form 10-K -- Fiscal Year Ended
                                                September 30, 1994

                                                                   Exhibit 23
                                                                   ----------

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
              --------------------------------------------------

We consent to the incorporation by reference in this Annual Report (Form 10-K) of Alco Standard Corporation of our report dated October 17, 1994, included in the 1994 Annual Report to the Shareholders of Alco Standard Corporation.

Our audits also included the financial statement schedules of Alco Standard Corporation listed in item 14(a). These schedules are the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, the financial statement schedules referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

We consent to the incorporation by reference in the following registration statements on Form S-8 and Form S-3 of Alco Standard Corporation and in the related Prospectuses of our report dated October 17, 1994, with respect to the consolidated financial statements of Alco Standard Corporation incorporated by reference in its Annual Report (Form 10-K) for the fiscal year ended September 30, 1994 and the related financial statement schedules included therein, filed with the Securities and Exchange Commission.




Registration
  Number        Filing Date             Description
  ------        -----------             -----------
  2-66880       March 10, 1980          Alco Standard Corporation
                                        1980 Deferred Compensation Plan

  2-75296       December 11, 1982       Alco Standard Corporation
                                        1982 Deferred Compensation Plan

  2-70630       December 30, 1982       Alco Standard Corporation
                                        1981 Stock Option Plan

 33-00120       September 6, 1985       Alco Standard Corporation
                                        1985 Deferred Compensation Plan

 33-4829        April 15, 1986          Alco Standard Corporation
                                        $150,000,000 Debt Securities

 33-3046        February 10, 1987       Alco Standard Corporation
                                        1986 Stock Option Plan

 33-20479       March 4, 1988           Alco Standard Corporation
                                        Stock Participation Plan

 33-22948       July 7, 1988            Alco Standard Corporation
                                        Partner's Stock Purchase Plan

 33-26732       January 27, 1989        Alco Standard Corporation
                                        1989 Directors' Stock Option Plan

 33-28763       May 17, 1989            Alco Standard Corporation
                                        Unijax Inc. Capital Accumulation Plan

 33-30497       August 14, 1989         Alco Standard Corporation
                                        Canadian Group Registered
                                        Retirement Savings Plan

 33-35057       May 23, 1990            Alco Standard Corporation
                                        Defined Contribution Plan




Registration
  Number        Filing Date             Description
  ------        -----------             -----------
 33-36745       September 10, 1990      Alco Standard Corporation
                                        1991 Deferred Compensation Plan

 33-38192       December 10, 1990       Alco Standard Corporation
                                        Partner's Stock Purchase Plan

 33-38193       December 10, 1990       Alco Standard Corporation
                                        1986 Stock Option Plan

 33-38519       January 14, 1991        Alco Standard Corporation
                                        $150,000,000 Debt Securities
                                        Preferred Stock or Common Stock

 33-41689       July 12, 1991           Alco Standard Corporation
                                        292,864 Shares of Common Stock

 33-41690       July 12, 1991           Alco Standard Corporation
                                        3,300,001 Shares of Common Stock

 33-84376       June 4, 1992            Alco Standard Corporation
                                        Stock Award Plan

 33-50974       August 17, 1992         Alco Standard Corporation
                                        1,034,061 Shares of Common Stock

 33-50976       August 17, 1992         Alco Standard Corporation
                                        382,250 Shares of Common Stock

 33-55004       November 24, 1992       Alco Standard Corporation
                                        Stock Participation Plan

 33-55096       November 24, 1992       Alco Standard Corporation
                                        Stock Option Plan for Non-Employee
                                         Directors

 33-54742       December 15, 1992       Alco Standard Corporation
                                        3,500,000 Depositary Shares
                                        Convertible Preferred Stock

 33-62460       June 1, 1993            Alco Standard Corporation
                                        $400,000,000 Debt Securities, Preferred
                                        Stock or Common Stock ($150,000,000 of
                                        which was previously registered under
                                        Registration Statement No. 33-38519)

 33-49863       July 30, 1993           Alco Standard Corporation
                                        42,200 Shares of Common Stock




Registration
  Number        Filing Date             Description
  ------        -----------             -----------
 33-51183       November 24, 1993       Alco Standard Corporation
                                        Partners' Stock Purchase Plan

 33-30497       February 7, 1994        Alco Standard Corporation
                                        Canadian Group Registered
                                        Retirement Savings Plan

 33-53711       May 19, 1994            Alco Standard Corporation
                                        496,090 Shares of Common Stock

 33-54779       July 28, 1994           Alco Standard Corporation
                                        365,871 Shares of Common Stock

 33-54781       July 28, 1994           Alco Standard Corporation
                                        Stock Award Plan

 33-55435       September 12, 1994      Alco Standard Corporation
                                        Defined Contribution Plan

 33-55947       October 7, 1994         Alco Standard Corporation
                                        122,409 Shares of Common Stock

 33-56455       November 14, 1994       Alco Standard Corporation
                                        25,655 Shares of Common Stock

 33-56457       November 14, 1994       Alco Standard Corporation
                                        46,774 Shares of Common Stock

 33-56469       November 15, 1994       Alco Standard Corporation
                                        1995 Stock Option Plan

 33-56471       November 15, 1994       Alco Standard Corporation
                                        Long Term Incentive Compensation Plan


                                          /s/ Ernst & Young, LLP

Philadelphia, Pennsylvania
November 29, 1994